Exhibit 1

AGREEMENT OF JOINT FILING

HUGHES TELEMATICS, INC.

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of the Statement on Schedule 13D and any and all further amendments thereto, with respect to the above referenced securities and that this Agreement be included as an Exhibit to such filing.  This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 10th day of April, 2009.

By:	COMMUNICATIONS INVESTMENTS LLC

By: APOLLO MANAGEMENT V, L.P.
Its Manager

	By:	AIF V MANAGEMENT, LLC
Its General Partner

		By:	APOLLO MANAGEMENT, L.P.
Its sole Member/Manager

			By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO INVESTMENT FUND V (PLASE), L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Partner

By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO GERMAN PARTNERS V GMBH & CO. KG

By: APOLLO ADVISORS V, L.P.
Its Managing Limited Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO VERWALTUNGS V GMBH

By:		/s/ Angela Bartl
Angela Bartl
Managing Director

APOLLO ADVISORS V, L.P.

By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO CAPITAL MANAGEMENT V, INC.

By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT V, L.P.

By:	AIF V MANAGEMENT, LLC
Its General Partner

	By:	APOLLO MANAGEMENT, L.P.
Its sole Member/Manager

		By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF V MANAGEMENT, LLC.

By:	APOLLO MANAGEMENT, L.P.
Its sole Member/Manager

	By:		APOLLO MANAGEMENT GP, LLC
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

HUGHES COMMUNICATIONS, INC.

By:		/s/ Dean A. Manson
Dean A. Manson
Senior Vice President, General Counsel and Secretary

APOLLO INVESTMENT FUND IV, L.P.

By:	APOLLO ADVISORS IV, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT IV, INC.
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO OVERSEAS PARTNERS IV, L.P.

By:	APOLLO ADVISORS IV, L.P.
Its Managing General Partner

	By:	APOLLO CAPITAL MANAGEMENT IV, INC.
Its General Partner

	By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF IV/RRRR LLC

By: APOLLO MANAGEMENT IV, L.P.
Its Manager

By:	APOLLO MANAGEMENT, L.P.
Its General Partner

	By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AP/RM ACQUISITION, LLC

By: APOLLO MANAGEMENT IV, L.P.
Its Manager

By:	APOLLO MANAGEMENT, L.P.
Its General Partner

	By:		APOLLO MANAGEMENT GP, LLC
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

ST/RRRR, LLC

By: APOLLO MANAGEMENT IV, L.P.
Its Manager

By:	APOLLO MANAGEMENT, L.P.
Its General Partner

	By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS IV, L.P.

By:	APOLLO CAPITAL MANAGEMENT IV, INC.
Its General Partner

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO CAPITAL MANAGEMENT IV, INC.

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT IV, L.P.

By:	APOLLO MANAGEMENT, L.P.
Its General Partner

By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT, L.P.

By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	APOLLO MANAGEMENT HOLDINGS GP, LLC
Its General Partner

By:	John J. Suydam
John J. Suydam
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ John J. Suydam
John J. Suydam
Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.

By:	APOLLO PRINCIPAL HOLDINGS I GP, LLC
Its General Partner

	By:	/s/ John J. Suydam
John J. Suydam
Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC

By:	/s/ John J. Suydam
John J. Suydam
Vice President